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                                  EXHIBIT 23.3

                   Consent of Independent Public Accountants

To Russ Berrie and Company, Inc.:

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 2-96238, 2-96239, 2-96240, 33-10779, 33-26161,
33-27406, 33-27897, 33-27898 and 33-51823.

                                                     ARTHUR ANDERSEN LLP


Roseland, New Jersey
March 27, 1998


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